LEASES	9 Months Ended
Sep. 30, 2020
Leases [Abstract]
LEASES
6	LEASES

Adoption of ASC Topic 842, "Leases"

On January 1, 2019, the Company adopted Topic 842 using the prospective transition method applied to leases that were in place as of January 1, 2019. Results for reporting periods beginning after January 1, 2019 are presented under Topic 842, while prior period amounts are not adjusted and continue to be reported in accordance with the Company's historic accounting under Topic 840.

The Company entered into a real property lease for office and warehouse space located at 19355 Business Center Drive in Northridge California, Los Angeles County. The lease commenced on February 15, 2020 and expires on February 28, 2022, monthly rental expense is $3,945 per month with no escalations during the term of the lease.

The initial value of the right-of-use asset was $86,741 and the operating lease liability was $86,741. The Company monitors for events or changes in circumstances that require a reassessment of our lease. When a reassessment results in the remeasurement of a lease liability, a corresponding adjustment is made to the carrying amount of the corresponding right-of-use asset unless doing so would reduce the carrying amount of the right-of-use asset to an amount less than zero. In that case, the amount of the adjustment that would result in a negative right-of-use asset balance is recorded as a loss in the statement of operations.

Discount Rate

To determine the present value of minimum future lease payments for operating leases at February 15, 2020, the Company was required to estimate a rate of interest that it would have to pay to borrow on a collateralized basis over a similar term an amount equal to the lease payments in a similar economic environment (the "incremental borrowing rate" or "IBR").

The Company determined the appropriate IBR by identifying a reference rate and making adjustments that take into consideration financing options and certain lease-specific circumstances. For the reference rate, the Company used the 5 year ARM interest rate at the time of entering into the agreement and compared that rate to the Company's weighted average cost of funding at the time of entering into the operating lease. The Company determined that 10.00% was an appropriate incremental borrowing rate to apply to its real-estate operating lease.

Right of use assets

Right of use assets included in the unaudited condensed consolidated Balance Sheet are as follows:

September 30, 2020

Non-current assets
Right of use assets, operating leases, net of amortization	$62,290

Total Lease Cost

Individual components of the total lease cost incurred by the Company is as follows:

Nine months ended September 30, 2020

Operating lease expense	$29,588

Maturity of Operating Leases

The amount of future minimum lease payments under operating leases are as follows:

Amount
Undiscounted minimum future lease payments
Total instalments due:
2020	$11,835
2021	47,340
2022	7,890
67,065
Imputed interest	(4,775)
Total operating lease liability	$62,290

Disclosed as:
Current portion	$43,049
Non-current portion	19,241
$62,290

Other lease information:

Nine months ended September 30, 2020

Cash paid for amounts included in the measurement of lease liabilities
Operating cash flows from operating leases	$(29,588)

Remaining lease term – operating lease	17 months

Discount rate – operating lease	10.0%